EXHIBIT C

                                 AMENDMENT NO. 1
                                     TO THE
                           TOTAL RESEARCH CORPORATION
                            1995 STOCK INCENTIVE PLAN

             (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 23, 1998)

     WHEREAS, Total Research Corporation (the "Company") established the Total Research Corporation 1995 Stock Incentive Plan (the "Plan"), effective April 16, 1996;

     WHEREAS, the Company most recently amended and restated the Plan effective September 23, 1998;

     WHEREAS, Section 15 of the Plan provides that, subject to certain limitations, the Board of Directors of the Company may amend the Plan at any time; and

     WHEREAS, the Company desires to amend the Plan to (i) increase the number of shares that are available under the Plan from 2,500,000 to 4,000,000; (ii) increase the maximum number of shares that may be granted to any Key Employee under the Plan; (iii) provide that no incentive stock option granted under the Plan shall be exercisable after the expiration of ten years from the date of grant of said option; and (iv) clarify the effective date of the Plan.

     NOW, THEREFORE, effective April 6, 1999, and subject to the approval of the shareholders of the Company, the Plan is hereby amended as follows:

          1. The first sentence of Section 3 of the Plan ("Shares Subject to the Plan") is hereby amended by changing the reference to "2,500,000" to "4,000,000."

          2. The first sentence of subsection (a)(ii) of Section 7.1 of the Plan ("Option Grants") is hereby amended to read as follows:

          No Key Employee shall receive Options for more than 450,000 shares of the Company's Common Stock over any one-year period, subject to adjustment as hereinafter provided.

          3.  Subsection (c) of Section 7.2 of the Plan  ("Duration of ISOs") is

hereby  amended by  changing  the  reference  to "five  years" to "ten years."

          4. The first sentence of Section 17 of the Plan ("Termination of Plan") is hereby amended to read as follows:

          Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on April 15, 2006, which date is within ten (10) years after the date the Plan was approved by the shareholders of the Company, and no Options hereunder shall be granted thereafter.




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